UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 14, 2006
(Date of earliest event reported)

FORD MOTOR CREDIT COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-6368	38-1612444
(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05. Costs Associated with Exit or Disposal Activities.

On September 14, 2006, in connection with the continuing business transformation of Ford Motor Credit Company ("Ford Credit"), Ford Credit committed to a plan to combine fifty-nine branches with six existing service centers. The details of the plan were announced to employees of Ford Credit on September 28, 2006 and are set forth in the news release dated that date, which is filed herewith as Exhibit 99.  Neither the costs nor the cash expenditures, primarily for personnel separations, associated with these actions can be reasonably estimated at this time.

Item 9.01. Financial Statements and Exhibits.

EXHIBITS

Designation	Description	Method of Filing

Exhibit 99	News Release dated September 28, 2006	Filed with this Report

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR CREDIT COMPANY
(Registrant)

Date: September 29, 2006	By:/s/	C. M. MacGillivray
C. M. MacGillivray
Assistant Secretary

EXHIBIT INDEX

Designation	Description

Exhibit 99	News Release dated September 28, 2006